--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Annual Report of The United Kingdom Fund Inc. (the "Fund"). On March 31, 1998, the end of the period under review, the Fund's net assets totaled $70.7 million. This represents a net asset value per share of $17.61, with an average annual return of 11.85% from its initial value in August 1987 after taking into account underwriting discounts, commissions, offering expenses and distributions. This compares with an average annual return of 12.76% for the FTSE All-Share Index over the same time period. At the end of the period under review, the Fund was quoted at $15.5625 per share on the New York Stock Exchange, which represents an 11.63% discount to the Fund's net asset value per share and an average annual of return of 10.07% from its initial value, assuming reinvestment of dividends and distributions.

  During the 12 weeks prior to March 31, 1998, the Fund traded on the New York Stock Exchange at an average discount of 11.25%. Consequently, in accordance with the Fund's charter, a proposal to convert the Fund to an open-end investment company, which requires the favorable vote of the shareholders of two thirds of the Fund's outstanding shares, will be submitted to shareholders at the next annual meeting (September 15, 1998) for their consideration.

  We also enclose an investment review and United Kingdom market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

    /s/ Anthony M. Solomon         /s/ J. Loughlin Callahan

      Anthony M. Solomon             J. Loughlin Callahan
    Chairman of the Board          President and Treasurer

--------------------------------------------------------------------------------

                          REPORT OF INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT REVIEW

  During the first quarter of 1998, your Fund experienced an increase in net asset value of 12.74%, which compared with an increase of 18.15% in the value of the FTSE All-Share Index. For the fiscal year ending March 31, 1998, the Fund experienced an increase in net asset value of 27.04%, compared to an increase of 38.67% in the FTSE All-Share Index. The 10 largest U.K. shares by market cap increased by 45.0% during the year, while the rest of the FTSE All-Share Index increased by 33.2%. This made it difficult for broadly based funds, particularly like the Fund, with an overweighting in mid-sized and smaller companies, to perform well. These results are recorded in total return and U.S. dollar based terms.

  The U.K. equity market rose strongly in the first quarter of 1998, as U.K. equities benefited from very buoyant European markets and the continued strength of Wall Street. Substantial buying from overseas investors drove share prices, particularly those of larger companies well-known to such investors, to unprecedented levels at which domestic investors felt uncomfortable adding to their positions. The Budget had little impact on the market which was also relieved by no further increase in base interest rates from 7.25%.

  Growth stocks performed well as investors re-evaluated ratings of telecommunication and technology stocks, which appeared undervalued by international standards. Large companies again remained in favor, although the weak oil price held back British Petroleum and Shell Transport and Trading.

  The best performing sectors over the quarter were telecommunications, support services and insurance. The telecommunications sector encountered substantial demand from overseas investors which triggered talk of consolidation among the cable operators and speculation over British Telecommunication's acquisition plans. Support services, which includes a number of computer software companies, benefited from increased concern over the amount of spending necessary to cure the "millennium bug". The insurance sector saw the proposed merger of Commercial Union and General Accident and there was talk of further consolidation in the European insurance industry.

  The weakest sector was the oil exploration sector, which reflected the depressed crude oil price following the very mild winter in North America and continued over-production. Other resource stocks performed poorly, but additional areas of weakness included general retailers and healthcare. The retailing sector, having traded disappointingly over Christmas, had to suffer unseasonable British weather and fickle consumer spending. The clothing store "Next", disappointed the market with its trading statement, although Great Universal Stores took advantage of the uncertainty in the sector to bid for Argos, the catalogue retailer. The healthcare sector featured a number of disappointing trading statements.

  The Fund's and the FTSE All-Share Index's sector and market capitalization weightings expressed as a percentage of total equities held at March 31, 1998 are outlined below:

                                                                  % OF FTSE
                                                      % U.K       ALL-SHARE
                                                      FUND          INDEX
                                                   -----------  -------------
Mineral Extraction...............................         5.3           8.4
General Industrials..............................        22.5          11.6
Consumer Goods...................................        30.3          17.8
Services.........................................         8.1          28.2
Utilities........................................        17.1           5.5
Finance..........................................        16.7          25.6
Investment Trusts................................         0.0           2.9

                                          FTSE 100                     FT SMALLER
                                         (LARGE CAP)    FT MID-250      COMPANIES
                                        -------------  -------------  -------------
Index.................................         76.2           17.6            6.2
UK Fund...............................         54.0            6.9           39.1

ECONOMIC & MARKET OUTLOOK

  The U.K. equity market has had a sparkling start to 1998. Having returned over 100% since the start of 1995, the rise in the U.K. market has substantially outperformed expectations and corporate earnings growth. Much of the recent advance has been propelled by U.S. investors committing funds to the "safe" region of Europe while Japan threatens to slip into a deflationary spiral and the Asia Pacific region struggles to avoid a similar fate following last year's economic shocks. As European markets get driven higher by the inflow of money, we believe that many of the traditional valuation measures cease to be useful guides to stock selection. As a result, domestic U.K. investors are likely to focus on those companies which are certain to show some earnings growth and might prove to be more resilient in an overall market setback.

  The U.K. economy is displaying some signs of weakness. The retailing sector has been hit by erratic trading and unseasonable weather, and is now faced with significant upward pressure on high rents, wages and other occupancy costs. Manufacturers are struggling with sterling remaining at an uncompetitive level against European currencies and, consequently, many international companies have curtailed their inward investment plans. Conversely, the service and financial sectors are continuing to show healthy profit growth although the banking and insurance industries are experiencing increasingly competitive trading conditions.

  There still remains the prospect of a continued imbalance between the supply of new equity and the heavy ongoing demand from investors. Global deflationary pressures and hesitancy over investing in the U.S. at the peak of its economic cycle will mean that U.K. companies will be reluctant to issue new equity to further their growth ambitions, although some cautious cash-financed bargain-hunting in the Far East can be expected. Meanwhile, U.K. equities should remain buoyed by the inflow of funds from cash takeovers and share buy-backs, which continue to be a feature of the London market.

  The next few months are likely to be a volatile time for the U.K. equity market with wide-ranging and unpredictable divergences in performance between companies, even ones within the same sector. Taking a cautious approach to stock selection, and avoiding those companies which might succumb to difficult trading conditions appears to be the safest route going forward.

  As valuations for large cap stocks are well ahead of those of mid and small cap stocks, increasing interest in smaller companies is being shown by both industrial and financial investors. Having endured a weaker performance than the FTSE All-Share Index over the last 18 months as a result of the Funds' overweighting in mid-sized and smaller company shares, the intention is to maintain this strategy in the expectation that it will result in outperformance relative to the index over the medium term.

--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

  The strategy over the quarter was to take selective profits realized for the period and reinvest the proceeds in companies with excellent near-term prospects. We sold the holding in Greggs, the bakery chain, and also reduced Paramount Foods, LucasVarity, MacDonald Hotels and Barr (AG). The holding in Royal Doulton was sold following disappointing results. New, smaller company holdings included Roxboro Group, an electronics group, and Hall Engineering Holdings, a steel products group. New, larger company purchases were Sainsbury
(J) and SmithKline Beecham.

  The Fund's ten largest equity holdings as of March 31, 1998 were:

  BARCLAYS

     Market Price as of 03/31/98.................................   1790p
     Prospective Earnings per share (to December 1998)...........  118.6p
     Prospective Earnings Multiple...............................   15.1x

  Barclays has shown a strong recovery in banking profits following a reduction in bad debts and success in controlling costs through branch closures and centralization of service functions. We believe that substantial further cost savings can be achieved through the introduction of new technology and staff reductions. Barclays has recently finalized the sale of BZW, its securities arm, which should release significant capital on which a higher return can be achieved. Barclays has bought back its own shares on a regular basis and we expect a continued focus on improving shareholder value.

  GLAXO WELLCOME

     Market Price as of 03/31/98.................................   1607p
     Prospective Earnings per share (to December 1998)...........   54.8p
     Prospective Earnings Multiple...............................   29.3x

  Glaxo Wellcome is a leading international pharmaceuticals company which recently attempted to merge with SmithKline Beecham. This merger would have created the largest pharmaceuticals company in the world, with the potential for significant synergy benefits. Although this merger did not proceed, it is possible that the company could pursue another strategic merger which could have similar synergy benefits.

  NATIONAL WESTMINSTER BANK

     Market Price as of 03/31/98.................................   1093p
     Prospective Earnings per share (to December 1998)...........   75.5p
     Prospective Earnings Multiple...............................   14.5x

  National Westminster Bank is a leading retail bank in the U.K. Like other clearing banks, it is undergoing a strategy of branch closures and reductions in its workforce. It has recently reorganized its remaining investment banking activities, having sold its securities operation to Bankers Trust. Profits are expected to continue their steady growth helped by low bad debts and increasing fee income. As the smallest of the four English clearing banks, National Westminster Bank is a likely participant in any consolidation of the U.K. banking sector.

  SHELL TRANSPORT & TRADING

     Market Price as of 03/31/98.................................    439p
     Prospective Earnings per share (to December 1998)...........   20.8p
     Prospective Earnings Multiple...............................   21.1x

  Shell Transport & Trading is a leading oil company with substantial production, refining and petrochemical activities. Profits from oil exploration and production are expected to grow, despite the recent setback in the price of crude oil. Cash flow remains highly positive, despite a substantial increase in exploration expenditure, and we continue to expect strong dividend progression for at least the next two years.

  BRITISH PETROLEUM

     Market Price as of 03/31/98.................................    862p
     Prospective Earnings per share (to December 1998)...........   49.3p
     Prospective Earnings Multiple...............................   17.5x

  British Petroleum ("BP") is a leading international oil company with a substantial exploration and production profile. BP continues to develop its oil production interests in the Gulf of Mexico, Colombia and the region West of Shetlands. It is planning to cut its refining capacity to match production with customer demand and has reduced the cyclicality of its chemicals operations. Strong cash flow from the company should see a sharp reduction in the level of borrowings and we expect excellent dividend progression.

  ALLIED DOMECQ

     Market Price as of 03/31/98.................................    586p
     Prospective Earnings per share (to August 1998).............   39.6p
     Prospective Earnings Multiple...............................   14.8x

  Allied Domecq is an international spirits company with several leading brands, including Ballantine's and Canadian Club whiskies, Beefeater gin, Tia Maria and Kahlua. It also is a liquor retailer through public houses and off-licenses and owns the worldwide franchises to Dunkin' Donuts and Baskin-Robbins ice cream parlors. We expect earnings to make steady progress as the management maximizes the profitability of its brand portfolio.

  SCHOLL

     Market Price as at 03/31/98.................................    332p
     Prospective Earnings per share (to December 1998)...........   20.7p
     Prospective Earnings Multiple...............................   16.0x

  Scholl is a footwear and footcare group with a substantial European presence. It is currently undergoing a major restructuring which will increase the company's focus on exploiting the Scholl brand. It has recently expanded into Latin America and is expected to show continued progress in developing its overseas sales.

  BARR (AG)

     Market Price as of 03/31/98.................................    480p
     Prospective Earnings per share (to January 1999)............   41.7p
     Prospective Earnings Multiple...............................   11.5x

  Barr (AG) is a manufacturer of branded soft drinks based in Scotland. It has recently announced excellent results stemming from its investment in modern manufacturing facilities in Cumbernauld. The fall in packaging prices and sugar, two of its key import costs, have also helped profit margins to expand.

  FINLAY (JAMES)

     Market Price as of 03/31/98.................................    125p
     Prospective Earnings per share (to December 1998)...........   10.7p
     Prospective Earnings Multiple...............................   11.7x

  Finlay (James) is a major tea producer owning tea estates in Kenya and Bangladesh. It also has a stake in a Ugandan tea estate and manages a group of estates on behalf of the Sri Lankan government, which it has now agreed to purchase. Finlay (James) also produces special teas, including instant tea and packaged tea on an exclusive basis for Sainsbury (J), one of Britain's major supermarket chains. Finlay (James) has benefited from the rise in tea prices and is expected to show further strong profit growth over the next few years.

  JOHN MENZIES

     Market Price as of 03/31/98.................................    490p
     Prospective Earnings per share (to April 1999)..............   41.7p
     Prospective Earnings Multiple...............................   11.8x

  John Menzies is a major wholesaler of books, newspapers, magazines, home entertainment products and office supplies and also operates various retail store chains. It has recently sold its retail business to its rival W.H. Smith and is developing a high growth business in airport cargo logistics. We expect the current revival in its share price to continue, reflecting the company's strong growth potential.

----------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF INVESTMENTS
MARCH 31, 1998

--------------------------------------------------------------------------
                                                                  VALUE
 SHARES                       DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------
INVESTMENTS IN UNITED KINGDOM SECURITIES--
           97.9% OF NET ASSETS
           COMMON STOCKS--97.9%
           ALCOHOLIC BEVERAGES--3.9%
  250,000  Allied Domecq plc Ord 25p.........................  $ 2,451,181
  270,000  Merrydown plc Ord 25p.............................      210,245
                                                               -----------
                                                                 2,661,426
                                                               -----------
           BANKING--16.3%
   95,000  Abbey National plc Ord 10p........................    1,840,626
  150,000  Barclays plc Ord 100p.............................    4,496,274
  200,000  National Westminster Bank plc Ord 100p............    3,660,654
  100,000  Royal Bank of Scotland Group plc Ord 25p..........    1,554,020
                                                               -----------
                                                                11,551,574
                                                               -----------
           BUILDING MATERIALS & MERCHANTS--6.3%
  476,000  Cape plc Ord 25p..................................    1,103,990
  300,000  Johnston Group plc Ord 10p........................    1,394,096
  550,000  Norcros plc Ord 25p...............................      676,953
  530,000  Universal Ceramic Materials plc Ord 5p............      829,843
  344,370  Vibroplant plc Ord 5p.............................      449,809
                                                               -----------
                                                                 4,454,691
                                                               -----------
           CHEMICALS--2.3%
   35,000  Wolstenholme Rink plc Ord 25p.....................      366,317
  325,000  Yorkshire Group plc Ord 25p.......................    1,292,574
                                                               -----------
                                                                 1,658,891
                                                               -----------
           DIVERSIFIED INDUSTRIALS--2.3%
  200,000  Wardle Storeys plc Ord 10p........................    1,624,352
                                                               -----------
           ELECTRICITY--2.1%
  255,000  National Grid Group plc Ord 10p...................    1,507,382
                                                               -----------
           ELECTRONICS & ELECTRICAL EQUIPMENT--6.4%
  770,000  Alphameric plc Ord 2.5p*..........................      460,973
  315,000  Beales Hunter plc Ord 20p.........................      387,709
  345,000  CML Microsystems plc Ord 5p.......................    1,117,914
  240,000  General Electric Co. plc Ord 5p...................    1,900,995
  150,000  Roxboro Group plc Ord 1p..........................      624,203
                                                               -----------
                                                                 4,491,794
                                                               -----------
           ENGINEERING--GENERAL--3.3%
  331,186  Ash & Lacy plc Ord 5p.............................      890,134
2,000,000  Beauford plc Ord 10p..............................      452,139
  250,000  Hall Engineering Holdings plc Ord 50p.............      958,703
                                                               -----------
                                                                 2,300,976
                                                               -----------
           ENGINEERING--VEHICLES--1.4%
  250,000  LucasVarity plc Ord 25p...........................    1,011,034
                                                               -----------
           FOOD PRODUCERS--8.1%
  260,000  Barr (AG) plc Ord 25p.............................    2,089,888
  200,000  CPL Aromas plc Ord 10p............................      329,894
1,000,000  Finlay (James) plc Ord 25p........................    2,084,865
  237,500  Paramount Foods plc Ord 10p.......................      387,772
  100,000  Sainsbury (J) plc Ord 25p.........................      859,483
                                                               -----------
                                                                 5,751,902
                                                               -----------
           HEALTHCARE--3.1%
  400,000  Scholl plc Ord 5p.................................    2,223,856
                                                               -----------

--------------------------------------------------------------------------
                                                                  VALUE
 SHARES                       DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------
           LEISURE & HOTELS--1.8%
  325,000  MacDonald Hotels plc Ord 5p.......................  $ 1,265,362
                                                               -----------
           OIL & GAS--11.1%
  176,470  BG plc Ord 25p....................................      916,096
  226,974  British Petroleum plc Ord 25p.....................    3,276,362
  200,000  Centrica plc Ord 5p*..............................      376,783
  450,000  Shell Transport & Trading plc Ord 25p (Regd.).....    3,308,153
                                                               -----------
                                                                 7,877,394
                                                               -----------
           PHARMACEUTICALS--8.9%
  150,000  Glaxo Wellcome plc Ord 25p........................    4,036,599
   41,000  SmithKline Beecham plc Ord 6.5p...................      518,369
   40,000  Zeneca Group plc Ord 25p..........................    1,724,158
                                                               -----------
                                                                 6,279,126
                                                               -----------
           RETAILERS--GENERAL--4.0%
  106,250  Courts plc Ord 25p................................      742,838
  250,000  John Menzies plc Ord 25p..........................    2,051,373
                                                               -----------
                                                                 2,794,211
                                                               -----------
           TELECOMMUNICATIONS--1.5%
  100,000  British Telecommunications plc Ord 25p............    1,088,484
                                                               -----------
           TEXTILES & APPAREL--3.2%
  350,000  French plc Ord 10p................................      234,443
  165,000  Shiloh plc Ord 25p................................      250,058
1,550,000  Sirdar plc Ord 25p................................    1,803,952
                                                               -----------
                                                                 2,288,453
                                                               -----------
           TOBACCO--2.5%
  175,000  BAT Industries plc Ord 25p........................    1,784,694
                                                               -----------
           TRANSPORT--2.2%
  150,000  British Airways plc Ord 25p.......................    1,525,970
                                                               -----------
           WATER--7.2%
  108,160  Anglian Water plc Ord 100p........................    1,695,317
  100,000  South West Water plc Ord 100p.....................    1,638,586
  200,000  Wessex Water plc Ord 60p..........................    1,736,550
                                                               -----------
                                                                 5,070,453
                                                               -----------
           TOTAL COMMON STOCKS
             (cost $46,514,938)..............................   69,212,025
                                                               -----------
UNITED STATES SHORT-TERM INVESTMENT--
           0.1% OF NET ASSETS
    8,684  Federated Investors, Trust for Short-Term U.S.
             Government Securities+--(cost $8,684)...........        8,684
                                                               -----------
           Total Investments (cost $46,523,622)--98.0%.......   69,220,709
                                                               -----------
           Cash and other assets in excess of
             liabilities--2.0%...............................    1,441,818
                                                               -----------
           NET ASSETS--100.0%................................  $70,662,527
                                                               -----------
                                                               -----------
           NUMBER OF SHARES ISSUED AND OUTSTANDING...........    4,011,655
                                                               -----------
                                                               -----------
           NET ASSET VALUE PER SHARE.........................       $17.61
                                                               -----------
                                                               -----------

------------------
* Non-income producing security.
+ Money market fund.

                                              See Notes to Financial Statements.

-----------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF
ASSETS AND LIABILITIES
MARCH 31, 1998
----------------------------------------------------

ASSETS
Investments, at value (cost $46,523,622)........................................  $ 69,220,709
Cash, at value (cost $1,246,914)................................................     1,245,822
Dividends and interest receivable...............................................       493,759
United Kingdom withholding tax refund receivable................................       111,279
                                                                                  ------------
      Total assets..............................................................    71,071,569
                                                                                  ------------
LIABILITIES
Payable for securities purchased................................................       210,426
Investment management fee payable...............................................        43,398
Administration fee payable......................................................         9,143
Accrued expenses................................................................       146,075
                                                                                  ------------
      Total liabilities.........................................................       409,042
                                                                                  ------------

NET ASSETS......................................................................  $ 70,662,527
                                                                                  ------------
                                                                                  ------------
Net assets consist of:
  Common stock, $0.01 par value
   (Authorized 15,000,000 shares)...............................................  $     40,116
  Paid-in-surplus...............................................................    45,960,154
  Undistributed net investment income...........................................       362,941
  Accumulated net realized gains on investments and pound sterling..............     1,593,687
  Net unrealized appreciation on investments and translation of other assets and
   liabilities denominated in pound sterling....................................    22,705,629
                                                                                  ------------
  Net assets....................................................................  $ 70,662,527
                                                                                  ------------
                                                                                  ------------
Net asset value per share
  ($70,662,527 DIVIDED BY 4,011,655 shares of common stock issued and
   outstanding).................................................................        $17.61
                                                                                  ------------
                                                                                  ------------

----------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
MARCH 31, 1998
----------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends.....................................................................  $ 3,233,521
  Interest......................................................................       88,832
                                                                                  -----------
                                                                                    3,322,353
  Less U.K. withholding tax.....................................................      443,237
                                                                                  -----------
      Total income..............................................................    2,879,116
                                                                                  -----------
Expenses
  Investment management fee.....................................................      474,387
  Administration fee............................................................       98,385
  Directors' fees and expenses..................................................       87,330
  Legal fee.....................................................................       71,555
  Reports and notices to shareholders...........................................       66,970
  Custodian's fees and expenses.................................................       44,530
  Audit fee.....................................................................       37,610
  Transfer agent's fees and expenses............................................       30,725
  NYSE listing fee..............................................................       16,126
  Miscellaneous expenses........................................................       17,104
                                                                                  -----------
      Total expenses............................................................      944,722
                                                                                  -----------
Net investment income...........................................................    1,934,394
                                                                                  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND POUND
STERLING TRANSACTIONS
Net realized gain on:
  Investments...................................................................    4,786,288
  Pound sterling transactions...................................................       77,550
Net change in unrealized appreciation on:
  Investments...................................................................    7,664,662
  Pound sterling transactions...................................................      (19,748)
                                                                                  -----------
Net gain on investments and pound sterling transactions.........................   12,508,752
                                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $14,443,146
                                                                                  -----------
                                                                                  -----------

                                              See Notes to Financial Statements.

-----------------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------

                                                 FOR THE YEAR ENDED
                                                     MARCH 31,
                                          --------------------------------
                                               1998             1997
                                          --------------   ---------------
INCREASE IN NET ASSETS
Operations
  Net investment income.................  $    1,934,394   $     1,437,437
  Net realized gain on investments......       4,786,288         8,484,000
  Net realized gain on pound sterling
   transactions.........................          77,550           384,938
  Net change in unrealized appreciation
   on investments and pound sterling
   transactions.........................       7,644,914         2,273,395
                                          --------------   ---------------
  Net increase in net assets resulting
   from operations......................      14,443,146        12,579,770
                                          --------------   ---------------
Dividends and distributions to
 shareholders from
  Net investment income ($0.434 and
   $0.422 per share, respectively)......      (1,741,241)       (1,691,006)
  Net realized gains ($2.27 and $0.948
   per share, respectively).............      (9,090,231)       (3,804,962)
                                          --------------   ---------------
  Total dividends and distributions.....     (10,831,472)       (5,495,968)
                                          --------------   ---------------
Total increase..........................       3,611,674         7,083,802
NET ASSETS
  Beginning of year.....................      67,050,853        59,967,051
                                          --------------   ---------------
  End of year (including undistributed
   net investment income of $362,941 and
   $169,788, respectively)..............  $   70,662,527   $    67,050,853
                                          --------------   ---------------
                                          --------------   ---------------

See Notes to Financial Statements.
-----------------------------------------------
THE UNITED KINGDOM FUND INC.
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------

NOTE 1. SIGNIFICANT
ACCOUNTING POLICIES
The United Kingdom Fund Inc. (the "Fund") was incorporated in the State of Maryland on May 28, 1987, as a closed-end, diversified management investment company. Prior to commencing investment operations on August 14, 1987, the Fund had no operations other than the sale to Mercury Asset Management Group Ltd. (an affiliate to the "Investment Adviser" and "Investment Manager") of 8,602 shares of common stock for $100,000 on August 4, 1987.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  VALUATION OF INVESTMENTS: All securities for which current market quotations are readily available are valued at the last sales price prior to the time of determination. If there is no sales price on that date, the securities are valued at the most recently available sales price. Unless otherwise determined by the Fund's Board of Directors, United States short-term investments having a maturity of 60 days or less are valued at amortized cost. Short-term United Kingdom securities are valued at cost after reflecting any unrealized foreign exchange gains or losses. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Forward currency contracts are valued at the current cost of covering or offsetting the contracts. Any assets or liabilities initially expressed in terms of pound sterling ("Sterling") are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis and interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from U.K. securities are recorded as soon as the Fund is informed of the ex-dividend date. Such dividend income and interest income is recorded before United Kingdom withholding tax. United Kingdom withholding tax is recorded as a reduction of investment income, net of an amount receivable from the United Kingdom tax authorities pursuant to the tax treaty with the United States.

  FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars as follows:

   (i) the foreign currency market value of investment securities and other assets and liabilities stated in Sterling are translated at the exchange rate prevailing at the end of the period; and

  (ii) purchases, sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.
The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of investments. However, the Fund does isolate the effect of fluctuations in Sterling rates when determining the gain or loss upon the sale or maturity of Sterling-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

  Net realized foreign exchange gains of $77,550 represent foreign exchange gains and losses from holdings of Sterling, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

  The 12:00 P.M. midpoint rate of exchange at March 31, 1998 was U.S. $1.67459 to L1 Sterling.

  FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in Sterling.

  The Fund may not position a hedge with respect to Sterling or another currency to an extent greater than the aggregate market value (at the time of making such transaction) of the securities held in its portfolio denominated or generally quoted in or currently convertible into Sterling or such other currency. If the Fund enters into a currency hedging transaction, the Fund's custodian will place cash or U.S. government securities or other high quality short-term debt obligations or a combination thereof in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, which value will be adjusted on a daily basis. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. The Fund did not enter into such contracts during the year.

  Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

  Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund.

  Realized gains and losses include net gains or losses recognized by the Fund on forward contracts that the Fund has terminated by entering into offsetting commitments.

  U.S. FEDERAL TAX STATUS: The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Fund intends not to be subject to a U.S. federal excise tax.

  UNITED KINGDOM WITHHOLDING TAXES: Dividend income received from United Kingdom corporations is subject to the Advance Corporation Tax ("ACT"). Pursuant to the U.K.-U.S. tax treaty, the Fund will generally be entitled to receive from the United Kingdom Inland Revenue a payment equal to the ACT minus a 15% withholding tax. The withholding tax is based upon the sum of the dividend received plus the ACT. The Fund is not subject to U.K. taxes on capital gains and interest income.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date.

  The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations which may differ from net investment income and net realized capital gains as determined by generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent dividends and distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-surplus.

NOTE 2. AGREEMENTS

The Fund has entered into Agreements with Mercury Asset Management International Channel Islands Ltd. (the "Investment Manager"), Mercury Asset Management International Ltd. (the "Investment Adviser") and Bear Stearns Funds Management Inc. (the "Administrator").

  The Investment Management and the Investment Advisory Agreements were approved by shareholders at a special meeting held on February 25, 1998. Approval of the agreements was necessary due to the acquisition of Mercury Asset Management Group Ltd. ("MAM") by a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch") on December 22, 1997. MAM is the corporate parent of the Investment Manager and the Investment Adviser. MAM is an indirect, majority-owned subsidiary of Merrill Lynch.

  The Investment Management Agreement provides that the Fund pays the Investment Manager a fee, computed weekly and payable monthly, at the following rates:
0.75% of the Fund's average weekly net assets up to $150 million, and 0.65% of such assets in excess of $150 million. The Administration Agreement provides that the Fund pays the Administrator a fee at the annual rate of 0.15% of the Fund's average weekly net assets up to $200 million and 0.10% on such assets in excess of $200 million. The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations from the Investment Adviser subject to the overall supervision of the Board of Directors of the Fund. The Investment Manager pays a fee to the Investment Adviser for the services rendered. The Administrator provides certain clerical and bookkeeping services to the Fund.

NOTE 3. TRANSACTIONS
WITH AFFILIATES

Certain directors and officers of the Fund are also directors and officers of either the Investment Manager, the Investment Adviser or Mercury Asset Management Group Ltd.

NOTE 4. INVESTMENTS IN
SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 1998 was $46,523,622.

  At March 31, 1998, the net unrealized appreciation of investments on a tax basis of $22,697,087 was composed of gross appreciation of $26,438,797 for those investments having an excess of value over cost and gross depreciation of $3,741,710 for those investments having an excess of cost over value.

  For the year ended March 31, 1998 aggregate purchases and proceeds from the sales of portfolio securities (excluding short-term securities) were $7,423,972 and $15,971,351, respectively.

NOTE 5. CONCENTRATION
OF RISK

Investments in the United Kingdom may involve certain considerations and risks not typically associated with investments in the United States as a result of, among others, the possibility of future political and economic developments and the level of the United Kingdom governmental supervision and regulation of its securities markets.

  The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

--------------------------------------------------------------------------------
THE UNITED KINGDOM FUND INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONTAINED BELOW IS PER SHARE OPERATING PERFORMANCE DATA FOR A SHARE OF COMMON STOCK OUTSTANDING, TOTAL INVESTMENT RETURN, RATIOS TO AVERAGE NET ASSETS AND OTHER SUPPLEMENTAL DATA FOR EACH PERIOD INDICATED. THIS INFORMATION HAS BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS AND MARKET PRICE DATA FOR THE FUND'S SHARES.
--------------------------------------------------------------------------------

                                                            FOR THE YEAR ENDED MARCH 31,
                                          ----------------------------------------------------------------
                                             1998          1997          1996         1995         1994
                                          -----------   -----------   ----------   ----------   ----------
Net asset value, beginning of period....  $  16.71      $  14.95      $  13.18     $  12.32     $  10.84
                                          -----------   -----------   ----------   ----------   ----------
Operations:
  Net investment income.................      0.48          0.36          0.50         0.40         0.17
  Net realized and unrealized
   gain/(loss) on investments and pound
   sterling transactions................      3.12          2.77          1.66         0.92         1.45
                                          -----------   -----------   ----------   ----------   ----------
    Total from operations...............      3.60          3.13          2.16         1.32         1.62
Distributions to shareholders from:
  Net investment income.................     (0.43)        (0.42)        (0.38)       (0.40)       (0.14)
  Net realized gains....................     (2.27)        (0.95)        (0.01)       (0.06)       --
                                          -----------   -----------   ----------   ----------   ----------
    Total from distributions............     (2.70)        (1.37)        (0.39)       (0.46)       (0.14)

Net asset value, end of period..........  $  17.61      $  16.71      $  14.95     $  13.18     $  12.32
                                          -----------   -----------   ----------   ----------   ----------
                                          -----------   -----------   ----------   ----------   ----------

Per share market value, end of period...  $  15.56      $  13.75      $  12.00     $  10.88     $  10.50
                                          -----------   -----------   ----------   ----------   ----------
                                          -----------   -----------   ----------   ----------   ----------
Total investment return, market
 value*.................................     36.44%        26.54%        13.91%        7.93%       10.32%

Net assets at end of period (000
 omitted)...............................  $ 70,663      $ 67,051      $ 59,967     $ 52,883     $ 49,435
Ratios of operating expenses to average
 net assets.............................      1.44%         1.53%         1.55%        1.47%        1.50%
Ratios of net investment income to
 average net assets.....................      2.95%         2.22%         3.45%        3.15%        1.43%
Portfolio turnover rate.................     11.64%        32.58%        20.85%       19.73%       27.05%
Average commission rate per share (a)...  $ 0.0070      $ 0.0155         --           --           --

                                                           FOR THE YEAR ENDED MARCH 31,
                                          ---------------------------------------------------------------
                                             1993         1992         1991         1990         1989
                                          ----------   ----------   ----------   ----------   -----------
Net asset value, beginning of period....  $   9.93     $  11.67     $  10.38     $  12.15     $     10.94
                                          ----------   ----------   ----------   ----------   -----------
Operations:
  Net investment income.................      0.26         0.40         0.38         0.36            0.25
  Net realized and unrealized
   gain/(loss) on investments and pound
   sterling transactions................      1.20**      (1.31)        1.64        (1.53)           1.61
                                          ----------   ----------   ----------   ----------   -----------
    Total from operations...............      1.46        (0.91)        2.02        (1.17)           1.86
Distributions to shareholders from:
  Net investment income.................     (0.14)       (0.45)       --           (0.35)          (0.22)
  Net realized gains....................     (0.41)       (0.38)       (0.73)       (0.25)          (0.43)
                                          ----------   ----------   ----------   ----------   -----------
    Total from distributions............     (0.55)       (0.83)       (0.73)       (0.60)          (0.65)
Net asset value, end of period..........  $  10.84     $   9.93     $  11.67     $  10.38     $     12.15
                                          ----------   ----------   ----------   ----------   -----------
                                          ----------   ----------   ----------   ----------   -----------
Per share market value, end of period...  $   9.63     $   9.13     $  10.25     $   8.75     $     10.00
                                          ----------   ----------   ----------   ----------   -----------
                                          ----------   ----------   ----------   ----------   -----------
Total investment return, market
 value*.................................     11.45%       (2.63)%      26.40%       (7.40)%         20.68%
Net assets at end of period (000
 omitted)...............................  $ 43,467     $ 39,823     $ 46,775     $ 41,609     $    48,707
Ratios of operating expenses to average
 net assets.............................      1.78%        1.74%        2.19%        1.92%           1.89%
Ratios of net investment income to
 average net assets.....................      2.43%        3.73%        3.34%        3.06%           4.10%
Portfolio turnover rate.................     45.54%       47.30%       36.37%       22.07%          40.91%
Average commission rate per share (a)...     --           --           --           --            --

------------------------

  * Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

 **Reflects a reduction of $0.01 in offering costs previously charged to paid in capital.

 (a) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments subject to such commissions during the period.

--------------------------------------------------------------------------------

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and
 Board of Directors of
 The United Kingdom Fund Inc.

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of The United Kingdom Fund Inc. as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The United Kingdom Fund Inc. at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

                                          New York, New York
                                          May 11, 1998

                -----------------------------------------------
THE UNITED KINGDOM FUND INC.

U.S. TAX INFORMATION (UNAUDITED)
                -----------------------------------------------

  The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (March 31, 1998) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. Domestic shareholders, whether receiving these dividends in cash or reinvesting it under the automatic Dividend Reinvestment Plan, must report dividend income as follows:

                     SOURCE OF DIVIDENDS AND DISTRIBUTIONS

                                 LONG-TERM
                               CAPITAL GAINS
                          ------------------------  APPLICABLE      TOTAL
              ORDINARY    28 PERCENT   20 PERCENT     FOREIGN    REPORTABLE
DATES          INCOME     RATE GAINS   RATE GAINS      TAXES      DIVIDEND
-----------  -----------  -----------  -----------  -----------  -----------
JUNE 1997..   $    0.40    $    1.21       --        $    0.05    $    1.66
DECEMBER
 1997......        0.39         0.17    $    0.53         0.06         1.15
             -----------  -----------  -----------  -----------  -----------
   TOTAL...   $    0.79    $    1.38    $    0.53    $    0.11    $    2.81
             -----------  -----------  -----------  -----------  -----------
             -----------  -----------  -----------  -----------  -----------

  The Fund earned $593,440 of income from United Kingdom sources in the last quarter of the fiscal year 1998 of which it paid $0.03 per share in United Kingdom withholding taxes. The Fund intends to give the benefit of the $0.03 per share in foreign tax as a credit to its shareholders. These amounts will be reported to shareholders in their 1998 Form 1099-DIV which should be mailed in January, 1999. Accordingly, shareholders who must report their dividend in a U.S. federal income tax return will be entitled to choose between a foreign tax credit or an itemized deduction in computing their U.S. federal income tax liability. It is generally more advantageous to claim as a credit rather than to take a deduction. The amount allowable as a credit is subject to the general limitations on tax credits imposed by Sections 904 of the U.S. Internal Revenue Code. The Fund did not earn any dividend income that qualifies for the dividends received deduction that is available to corporate shareholders.

  Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual dividends made by the Fund. They will generally not be entitled to a U.S. foreign tax credit or deduction for the withholding taxes paid by the Fund.

  Generally, dividends received by tax-exempt recipients (e.g., IRA's and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

  All shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                -----------------------------------------------
THE UNITED KINGDOM FUND INC.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
                -----------------------------------------------

  On February 25, 1998, a special meeting of shareholders of the Fund was held and the following matters were voted upon:

  (1) To approve a new investment management agreement between the Fund and Mercury Asset Management International Channel Islands Ltd., the Fund's investment manager.

               VOTES
VOTES FOR     AGAINST     VOTES WITHHELD   NON-VOTES
----------  ------------  ---------------  ----------
2,098,970       519,776         13,091      1,379,818

  (2) To approve a new investment advisory agreement between Mercury Asset Management International Channel Islands Ltd., and Mercury Asset Management International Ltd., the Fund's investment adviser.

               VOTES
VOTES FOR     AGAINST     VOTES WITHHELD   NON-VOTES
----------  ------------  ---------------  ----------
2,094,610       522,076         15,151      1,379,818

-----------------------------------------------
THE UNITED KINGDOM FUND INC.

AMENDED DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN
TERMS AND CONDITIONS
-----------------------------------------------

  1. Each shareholder of The United Kingdom Fund Inc. (the "Fund") will have all distributions automatically reinvested by The Bank of New York (the "Plan Agent"), in Fund shares pursuant to the Fund's Amended Dividend Reinvestment and Cash Purchase Plan. Shareholders who do not wish to participate in the Plan may elect to receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent.

  2. The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a dividend, participants in the Plan will receive the equivalent in stock in the Fund valued at the lower of market price or net asset value as determined on the record date for that dividend. Whenever the market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

  3. Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

  4. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  5. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a broker or nominee should consult with the broker or nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan.

  6. There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent may use its wholly-owned subsidiary, BNY Brokerage Inc., for trading activity relating to the Plan, on behalf of Plan participants.

  7. With respect to purchases for voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a pro rata share of the brokerage commission. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

  8. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

  9. Participants in the Plan may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account, by contacting the Plan Agent.

  10. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, the Bank of New York, at P.O. Box 11002, Church Street Station, New York, New York, 10249.

------------------------------------------------------------------

DIRECTORS AND OFFICERS

     ANTHONY M. SOLOMON, Chairman of the Board and Director
     GEORGE F. BENNETT, Director
     LIVIO BORGHESE, Director
*    SIR ARTHUR BRYAN, Director
     PETER STORMONTH DARLING, Director
     LEON LEVY, Director
*    J. MURRAY LOGAN, Director
*    JAMES S. MARTIN, Director
     J. LOUGHLIN CALLAHAN, President and Treasurer
     STEVEN W. GOLANN, Vice President, Assistant Treasurer
     RITA J. KLEINMAN, Secretary
     THADDEA M. FELDMAN, Assistant Secretary
     AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

----------------------------------------------------

EXECUTIVE OFFICES--
245 Park Avenue
15th Floor
New York, New York 10167
(For latest net asset value, market data, shareholder inquiries and requests for Fund reports, please call (212) 272-2323.)

INVESTMENT MANAGER--
Mercury Asset Management International
Channel Islands Ltd.
Forum House, Grenville Street
St Helier, Jersey JE4 8RL
Channel Islands

INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, New York 10167

CUSTODIAN--
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
Shareholder Relations Department-11E
P.O. Box 11258
Church Street Station
New York, New York 10286

LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017

INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                             ADDITIONAL INFORMATION

 Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Thomas W.G. Charlton, the Portfolio Manager of the Fund.

 This report, including the financial statements herein, is transmitted to the shareholders of The United Kingdom Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the FTSE All-Share Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the U.S. dollar/pound sterling exchange rate.
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                         SUMMARY OF GENERAL INFORMATION
                    ---------------------------------------

THE FUND
  The United Kingdom Fund Inc. is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in United Kingdom equities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO).

SHAREHOLDER INFORMATION
  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Utd KingFd" or "UKing". The Fund's New York Stock Exchange trading symbol is UKM. Weekly comparative net asset value (NAV) and market price information about the Fund shares are published each Monday in THE WALL STREET JOURNAL, THE NEW YORK TIMES, and BARRON'S as well as other newspapers in a table called "Closed End Funds," and are also available on REUTERS under the designation "MAMINDEX".

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY
  A Dividend Reinvestment and Cash Purchase Plan is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock and the opportunity to purchase additional shares of the Fund on a quarterly basis. Information describing the Plan is available from the Plan Agent, The Bank of New York, by calling: 1-800-432-8224.

  All shareholders are automatically enrolled in the Dividend Reinvestment Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name which will enable you to participate in the Plan.

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                          THE UNITED KINGDOM FUND INC.

                                 ANNUAL REPORT

                                 MARCH 31, 1998